Debt and Other Financing Arrangements	12 Months Ended
Dec. 31, 2012
Debt And Other Financing Arrangements Disclosure [Abstract]
Debt and Other Financing Arrangements [Text Block]

Note 9.       Debt and Other Financing Arrangements

(In millions except per share amounts)	2012	2011

Commercial Paper	$50.0	$900.0
2.15% Senior Notes, Due 2012	—	350.0
2.05% Senior Notes, Due 2014 (effective interest rate 1.11%)	300.0	300.0
3.25% Senior Notes, Due 2014 (effective interest rate 1.53%)	400.0	400.0
3.20% Senior Notes, Due 2015 (effective interest rate 1.56%)	450.0	450.0
5.00% Senior Notes, Due 2015 (effective interest rate 5.14%)	250.0	250.0
3.20% Senior Notes, Due 2016 (effective interest rate 3.21%)	900.0	900.0
2.25% Senior Notes, Due 2016 (effective interest rate 2.29%)	1,000.0	1,000.0
1.85% Senior Notes, Due 2018 (effective interest rate 1.85%)	500.0	—
4.70% Senior Notes, Due 2020 (effective interest rate 4.70%)	300.0	300.0
4.50% Senior Notes, Due 2021 (effective interest rate 4.58%)	1,000.0	1,000.0
3.60% Senior Notes, Due 2021 (effective interest rate 4.29%)	1,100.0	1,100.0
3.15% Senior Notes, Due 2023 (effective interest rate 3.21%)	800.0	—
Other	54.8	35.0

Total Borrowings at Par Value	7,104.8	6,985.0
Fair Value Hedge Accounting Adjustments	33.8	55.0
Unamortized Discount	(14.3)	(12.0)

Total Borrowings at Carrying Value	7,124.3	7,028.0
Less: Short-term Obligations and Current Maturities	93.1	1,272.8

Long-term Obligations	$7,031.2	$5,755.2

       The effective interest rates for the fixed-rate debt include the stated interest on the notes, the accretion of any discount and, if applicable, adjustments related to hedging, as discussed below.

        The annual repayment requirements for debt obligations are as follows:

(In millions)

2013	$93.1
2014	701.2
2015	708.8
2016	1,900.7
2017	0.5
2018 and thereafter	3,700.5

$7,104.8

       See Note 12 for fair value information pertaining to the company's long-term obligations.

       Short-term obligations and current maturities of long-term obligations in the accompanying balance sheet included $91.7 million and $917.1 million at year-end 2012 and 2011, respectively, of commercial paper, short-term bank borrowings and borrowings under lines of credit of certain of the company's subsidiaries. The weighted average interest rate for short-term borrowings was 1.01% and 0.51% at December 31, 2012 and 2011, respectively. In addition to available borrowings under the company's revolving credit agreements, discussed below, the company had unused lines of credit of $57.9 million as of December 31, 2012. These unused lines of credit generally provide for short-term unsecured borrowings at various interest rates.

Credit Facilities

       On April 11, 2012, the company terminated both of its prior revolving credit agreements and entered into new revolving credit facilities with a bank group that provide for up to $2.0 billion of unsecured multi-currency revolving credit. The new credit facilities include a $1 billion 5-year credit agreement, with the ability to request an additional $500 million, plus a $500 million 364-day credit agreement. The agreements call for interest at either a LIBOR-based rate or a rate based on the prime lending rate of the agent bank, at the company's option. The agreements contain affirmative, negative and financial covenants, and events of default customary for financings of this type. The financial covenant requires the company to maintain a Consolidated Leverage Ratio of debt to EBITDA (as defined in the agreements) below 3.5 to 1.0. The credit agreements permit the company to use the facilities for working capital; acquisitions; repurchases of common stock, debentures and other securities; the refinancing of debt; and general corporate purposes. The 5-year credit agreement allows for the issuance of letters of credit, which reduces the amount available for borrowing. If the company borrows under these facilities, it intends to leave undrawn an amount equivalent to outstanding commercial paper ($50 million at December 31, 2012) to provide a source of funds in the event that commercial paper markets are not available. As of December 31, 2012, no borrowings were outstanding under either facility, although available capacity was reduced by approximately $50 million as a result of outstanding letters of credit.

Commercial Paper Program

       In August 2011, the Company established a U.S. commercial paper program pursuant to which it may issue and sell unsecured, short-term promissory notes (CP Notes). Maturities may not exceed 397 days from the date of issue and the CP Notes rank pari passu with all of the company's other unsecured and unsubordinated indebtedness. CP Notes are issued on a private placement basis under customary terms in the commercial paper market and are not redeemable prior to maturity nor subject to voluntary prepayment. CP Notes are issued at a discount from par, or, alternatively, are sold at par and bear varying interest rates on a fixed or floating basis. As of December 31, 2012, outstanding borrowings under this program were $50 million, with a weighted average remaining period to maturity of 10 days. The weighted average interest rate on the outstanding CP Notes as of December 31, 2012 was 0.44%.

Senior Notes

       Interest on each of the senior notes is payable semi-annually. Each of the notes may be redeemed at any time at a redemption price of 100% of the principal amount plus a specified make-whole premium plus accrued interest. The company is subject to certain affirmative and negative covenants under the indentures governing the senior notes, the most restrictive of which limits the ability of the company to pledge principal properties as security under borrowing arrangements.

Termination of Interest Rate Swap Arrangements

       In August 2011, the company terminated its fixed to floating rate swap arrangements on its 2.15% Senior Notes due 2012, 2.05% Senior Notes due 2014, 3.25% Senior Notes due 2014 and 3.20% Senior Notes due 2015. These swap arrangements were accounted for as fair value hedges. As a result of terminating these arrangements, the company received $63 million (excluding accrued interest) in cash. The proceeds were recorded as part of the carrying value of the underlying debt, which will be amortized as a reduction of interest expense over the remaining terms of the respective debt instruments.

Cash Flow Hedge Arrangements

       In 2005, prior to issuing the 5% Senior Notes due 2015, the company entered into forward starting pay fixed swap agreements with several banks to mitigate the risk of interest rates rising prior to completion of a debt offering. Based on the company's conclusion that a debt offering was probable and that such debt would carry semi-annual interest payments over a 10-year term, the swaps hedged the cash flow risk for each of the semi-annual fixed-rate interest payments on $250 million of principal amount of the 10-year fixed-rate debt issue (or any subsequent refinancing of such debt). The unfavorable change in the fair value of the hedge upon termination was $2.0 million, net of tax, and was classified as a reduction of accumulated other comprehensive items within shareholders' equity and is being amortized to interest expense over the term of the debt through 2015.

       In 2011, prior to issuing the 3.60% Senior Notes due 2021, the company entered into hedging agreements (treasury locks) with several banks to mitigate the risk of interest rates rising prior to completion of a debt offering. Based on the company's conclusion that a debt offering was probable and that such debt would carry semi-annual interest payments over a 10-year term, the agreements hedged the cash flow risk for each of the semi-annual fixed-rate interest payments on a significant portion of principal amount of the 10-year fixed rate debt issue (or subsequent financings of such debt). The company paid $59 million at the termination of this agreement. The unfavorable change in the fair value of the hedge upon termination was $37 million, net of tax, and was classified as a reduction of accumulated other comprehensive items within shareholders' equity and is being amortized to interest expense over the term of the debt through 2021.

3.25% Senior Subordinated Convertible Notes due 2024

       During the first quarter of 2011 following issuance of a redemption notice by the company, holders of the company's 3.25% Senior Subordinated Convertible Notes due 2024 exercised conversion rights for substantially all of the remaining $329 million principal outstanding. The balance not converted by holders was redeemed by the company. The company paid the principal and the premium due upon conversion/redemption in cash for a total outlay of $452 million. The premium was charged to capital in excess of par value when paid.

Floating Rate Senior Convertible Debentures due 2033

       During 2010, following issuance of a redemption notice by the company, holders of the company's Floating Rate Convertible Senior Debentures due 2033 exercised conversion rights for the remaining $326 million in par value. The company paid the principal and the premium due upon conversion in cash for a total outlay of $573 million. The premium was charged to capital in excess of par value when paid.

6 1/8% Senior Subordinated Notes due 2015

       The 6 1/8% Senior Subordinated Notes due 2015 were redeemed in 2010 for a total cash outlay of $515 million plus accrued interest. The company recorded a loss of $15 million in 2010 on the early extinguishment of this debt in other expense, net on the accompanying statement of income.

2.50% Senior Convertible Notes due 2023

       During 2010, the company purchased all of the remaining $13 million aggregate principal amount of the 2.50% Senior Convertible Notes due 2023 for an aggregate of $28 million. The premium was charged to capital in excess of par value when paid.